August 29, 2007

GRANUM VALUE FUND
a series of Granum Series Trust

SUPPLEMENT TO THE PROSPECTUS
DATED FEBRUARY 28, 2007

The third paragraph under the caption "Management of the Fund" on page 10 of the Prospectus is revised to read as follows:

The Investment Adviser has established an investment committee (the “Investment Committee”), comprised of Messrs. Eisenberg and Harrison, Mr. Laurence Zuriff, Mr. John Weber and Mr. Michael McCord to perform these functions. Effective August 1, 2007, the Investment Committee is chaired by Mr. Zuriff who is primarily responsible for implementing the Investment Committee’s determinations and managing the Fund’s investments.

Please retain this Supplement for future reference.

The date of this Supplement is August 29, 2007.

August 29, 2007

GRANUM VALUE FUND
a series of Granum Series Trust

SUPPLEMENT TO THE STATEMENT OF ADDITIONAL INFORMATION
DATED FEBRUARY 28, 2007

The first paragraph under the caption "Portfolio Managers" on page B-18 of the Statement of Additional Information is revised to read as follows:

PORTFOLIO MANAGERS

The Investment Adviser has established an investment committee (the “Investment Committee”) comprised of Mr. Lewis M. Eisenberg, Mr. Walter F. Harrison III, Mr. Laurence Zuriff, Mr. John Weber and Mr. Michael McCord. Effective August 1, 2007, the Investment Committee is chaired by Mr. Zuriff who is primarily responsible for implementing the Investment Committee’s determinations and managing the Fund’s investments. The members of the Investment Committee, who serve as portfolio managers for the Fund, have responsibilities for the day-to-day management of accounts other than the Fund. Information regarding these other accounts is set forth below. The number of accounts and assets is shown as of December 31, 2006.

Please retain this Supplement for future reference.

The date of this Supplement is August 29, 2007.